EXHIBIT 2

CUSIP No. 80007P307

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13G/A

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13G/A to which this Exhibit is attached, and such Schedule 13G/A is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13G/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: February 12, 2016

V. PREM WATSA

/s/ V. Prem Watsa

1109519 ONTARIO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

810679 ONTARIO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: President

FFHL GROUP LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Director

FAIRFAX (US) INC.

By:	/s/ Dorothy D. Whitaker
Name: Dorothy D. Whitaker
Title: Vice President, Treasurer, Secretary and Director

TIG HOLDINGS, INC.

By:	/s/ Dorothy D. Whitaker
Name: Dorothy D. Whitaker
Title: Chairman, President, Secretary and Director

ODYSSEY US HOLDINGS INC.

By:	/s/ Jan Christiansen
Name: Jan Christiansen
Title: Executive Vice President

ODYSSEY RE HOLDINGS CORP.

By:	/s/ Jan Christiansen
Name: Jan Christiansen
Title: Executive Vice President

ODYSSEY REINSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

HUDSON INSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

HUDSON SPECIALTY INSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

NEWLINE HOLDINGS UK LIMITED

By:	/s/ J. Richard F. Micklem
Name: J. Richard F. Micklem
Title: Director and Company Secretary

NEWLINE INSURANCE COMPANY LIMITED

By:	/s/ J. Richard F. Micklem
Name: J. Richard F. Micklem
Title: Director and Company Secretary

NEWLINE CORPORATE NAME LIMITED

By:	/s/ J. Richard F. Micklem
Name: J. Richard F. Micklem
Title: Director and Company Secretary

TIG INSURANCE COMPANY

By:	/s/ John J. Bator
Name: John J. Bator
Title: Senior Vice President and Director

CLEARWATER INSURANCE COMPANY

By:	/s/ John J. Bator
Name: John J. Bator
Title: Senior Vice President and Director

RIVERSTONE HOLDINGS LIMITED

By:	/s/ John J. Bator
Name: John J. Bator
Title: Director

RIVERSTONE INSURANCE LIMITED

By:	/s/ John J. Bator
Name: John J. Bator
Title: Director

ZENITH NATIONAL INSURANCE CORP.

By:	/s/ Michael Jansen
	Name:	Michael Jansen
	Title:	Executive Vice President, General Counsel and Director

ZENITH INSURANCE COMPANY

By:	/s/ Michael Jansen
	Name:	Michael Jansen
	Title:	Executive Vice President, General Counsel and Director

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief Financial Officer, and Director

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief Financial Officer, and Director

THE NORTH RIVER INSURANCE COMPANY

By:	/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief Financial Officer, and Director

FIRST MERCURY FINANCIAL CORPORATION

By:	/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Vice President

FIRST MERCURY INSURANCE COMPANY

By:	/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President and Chief Financial Officer

FAIRFAX (BARBADOS) INTERNATIONAL CORP.

By:	/s/ Ronald Schokking
Name: Ronald Schokking
Title: Chairman

FAIRFAX ASIA LIMITED

By:	/s/ Janice Burke
Name: Janice Burke
Title: Vice President and General Manager

FIRST CAPITAL INSURANCE LIMITED

By:	/s/ Ramaswamy Athappan
Name: Ramaswamy Athappan
Title: Chief Executive Officer

FALCON INSURANCE COMPANY (HONG KONG) LTD.

By:	/s/ Gobinath Arvind Athappan
Name: Gobinath Arvind Athappan
Title: Deputy Chairman

ADVENT CAPITAL (HOLDINGS) LTD.

By:	/s/ Neil Ewing
Name: Neil Ewing
Title: Company Secretary

NORTHBRIDGE FINANCIAL CORPORATION

By:	/s/ Craig Pinnock
Name: Craig Pinnock
Title: Chief Financial Officer

NORTHBRIDGE GENERAL INSURANCE CORPORATION

By:	/s/ Craig Pinnock
Name: Craig Pinnock
Title: Chief Financial Officer and Director